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Exhibit 99.1

EXECUTION COPY

            AMENDMENT NO. 4 dated as of November 29, 2004 (this "Amendment"), to the CREDIT AGREEMENT dated as of February 1, 2002, among ADOLPH COORS COMPANY, a Delaware corporation (the "Company"); COORS BREWING COMPANY, a Colorado corporation; GOLDEN ACQUISITION LIMITED, a company incorporated under the laws of England and Wales; the LENDERS party thereto; DEUTSCHE BANK SECURITIES INC., as Syndication Agent; J.P. MORGAN EUROPE LIMITED, as London Agent; and JPMORGAN CHASE BANK, as Administrative Agent, as amended by Amendment No. 1 dated as of April 5, 2002, by a letter amendment dated June 4, 2002, by Amendment No. 2 dated as of May 27, 2003, and by Amendment No. 3 dated as of June 3, 2003 (as so amended, the "Credit Agreement").

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers (capitalized terms used and not otherwise defined herein having the meanings assigned to them in the Credit Agreement).

        B.    The Borrowers have informed the Lenders that the Company, Coors Canada Inc., a Canadian corporation and a subsidiary of the Company ("ExchangeCo"), and Molson Inc., a Canadian corporation ("Molson"), have entered into a Combination Agreement dated as of July 21, 2004, as amended by Amendment No. 1 dated as of November 11, 2004, (as so amended, the "Combination Agreement"), providing for a business combination by way of arrangement under Canadian law as a result of which (a) the Company will become the direct or indirect record and beneficial owner of all the issued and outstanding equity interests of Molson and (b) former holders of the equity interests of Molson will receive consideration consisting solely of equity interests in ExchangeCo that will entitle the holders thereof to exercise voting rights and receive distributions with respect to, and under specified circumstances will be exchangeable for, shares of common stock of the Company, but that will not represent direct or (other than through interests with respect to the common stock of the Company) indirect beneficial ownership interests in Molson or its subsidiaries (the "Combination"). It is contemplated that at the time the Combination is consummated the name of the Company will be changed to "Molson Coors Brewing Company."

        C.    In connection with the foregoing, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided herein. The Lenders whose signatures appear below, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, so to amend the Credit Agreement. The Borrowers have requested that the Credit Agreement be amended as set forth herein.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendment of the Credit Agreement.    (a)    The definition of "Permitted Holders" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

        "Permitted Holders" means at any time prior to the consummation of the Combination, (i) the Adolph Coors, Jr. Trust, (ii) any trustee of such Trust acting in its capacity as such, (iii) any Person that is a beneficiary of such trust on the date hereof, (iv) any other trust or similar arrangement for the benefit of such beneficiaries and (v) the successors of any such Persons, and (b) at the time of or at any time after the consummation of the Combination, (i) any of the Persons referred to in the preceding clause (a), (ii) the trust established under the Voting and Exchange Trust Agreement (as defined in the Combination Agreement), (iii) Pentland Securities (1981) Inc., a Canadian corporation, (iv) Lincolnshire Holdings Inc., (v) Nooya Investments Inc. and (v) Eric Molson and Stephen Molson,

their spouses, their estates, their lineal descendants or trusts for the benefit of any of the foregoing persons."

          (b)   The following new definitions are inserted in their proper alphabetical positions in Section 1.01 of the Credit Agreement:

        "Combination" means a business combination by way of arrangement under Canadian law pursuant to the Combination Agreement, as a result of which (a) the Company will become the direct or indirect record and beneficial owner of all the issued and outstanding equity interests of Molson and (b) former holders of the equity interests of Molson will receive consideration consisting solely of equity interests in ExchangeCo that will entitle the holders thereof to exercise voting rights and receive distributions with respect to, and under specified circumstances will be exchangeable for, shares of common stock of the Company, but that will not represent direct or (other than through interests with respect to the common stock of the Company) indirect beneficial ownership interests in Molson or its subsidiaries.

        "Combination Agreement" means the Combination Agreement dated as of July 21, 2004, among the Company, ExchangeCo and Molson.

        "ExchangeCo" means Coors Canada Inc., a Canadian corporation and a subsidiary of the Company.

        "Molson" means Molson Inc., a Canadian corporation."

          (c)   Section 6.01(e) of the Credit Agreement is hereby amended to read as follows:

              "(e) (i) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary or (B) in the case of Molson, such Indebtedness is incurred under (x) the Amended and Restated Credit Agreement dated as of March 14, 2002, among Molson, the lenders party thereto and Bank of Montreal, as administrative agent or (y) the Amended Securitization Agreement dated as of March 30, 2001, as amended through the date hereof, among Molson Canada, Pure Trust, The Royal Trust Company, as trustee, and Royal Bank of Canada, as financial services agent and does not exceed Can.$775,000,000 in aggregate principal amount; provided further that neither the Company nor any Subsidiary (other than Molson or a subsidiary of Molson) shall assume, enter into any Guarantee with respect to or otherwise become directly or contingently liable for Indebtedness of Molson or any subsidiary of Molson permitted under this clause (i); and (ii) Indebtedness of Molson or any subsidiary of Molson that is incurred to refinance or replace any Indebtedness of Molson or any subsidiary of Molson that is outstanding under clause (i)(A) of this paragraph (e) or that could have been incurred under the Amended and Restated Credit Agreement and/or the Amended Securitization Agreement referred to in clause (i)(B) of this paragraph (e) (it being agreed that the Company or any Subsidiary may Guarantee any Indebtedness permitted under this clause (ii));"

          (d)   The following proviso is hereby inserted at the end of Section 6.05 of the Credit Agreement:

              ";provided, that nothing in this Section shall be deemed to prohibit the transactions provided for in the Combination Agreement"

        SECTION 2.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, the Company hereby represents and warrants to each other party hereto (a) that on and as of the date hereof (i) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such date, and (ii) no Default has occurred and is continuing and (b) on and as of the Amendment Effective Date (and after giving effect to the Combination) (i) the representations and warranties of the Loan Parties set forth in the Loan Documents will be true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such date, and (ii) no Default will have occurred and be continuing.

        SECTION 3.    Conditions to Effectiveness.    The amendments provided for in Section 1 shall become effective on the date (the "Amendment Effective Date") on which the following conditions are satisfied:

          (a)   The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

          (b)   The Combination shall have been or shall on the Amendment Effective Date be consummated on substantially the terms set forth in the Combination Agreement as in effect on the date hereof or as amended after the date hereof; provided that no such amendment shall (i) change the terms of the Combination in a manner not consistent with the definition of "Combination" set forth in Section 1(b) above or (ii) be adverse in any material respect to the rights or interests of the Lenders.

          (c)   The Administrative Agent shall have received supplements to the Subsidiary Guarantee Agreement executed by ExchangeCo and each other Subsidiary (other than any Foreign Subsidiary) directly or indirectly owning Equity Interests in Molson that is a Significant Subsidiary.

          (d)   The Company shall have delivered to the Administrative Agent a certificate of a senior accounting or financial officer dated as of the Amendment Effective Date confirming the accuracy as of the Amendment Effective Date and after giving effect to the Combination of the representations and warranties set forth in Section 2.

        Notwithstanding the foregoing, if the Amendment Effective Date shall not have occurred by February 28, 2005, then the amendments provided for in Section 1 shall terminate and be of no further force or effect.

        SECTION 4.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, or the Borrowers under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        SECTION 5.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 6.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7.    Expenses.    The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

        SECTION 8.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ADOLPH COORS COMPANY,
By	/s/ TIMOTHY V. WOLF
	Name:	Timothy V. Wolf
	Title:	CFO
JPMORGAN CHASE BANK, individually and as Administrative Agent, Issuing Bank and Swingline Lender,
By	/s/ ROBERT T. SACKS
	Name:	Robert T. Sacks
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
On Behalf of: The Governor and Company of The Bank of Ireland by:
/s/ CONOR LINEHAN Conor Linehan Senior Manager
/s/ FIONA SMITH Fiona Smith Assistant Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
THE BANK OF NEW YORK
NAME OF LENDER:	/s/ ROBERT BESSER
	by	Name:	Robert Besser
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
THE BANK OF NOVA SCOTIA
NAME OF LENDER:	/s/ MARK SPARROW
	by	Name:	Mark Sparrow
		Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
THE BANK OF TOKYO-MITSUBISHI, LTD. CHICAGO BRANCH
/s/ SHINICHIRO MUNECHIKA
by	Name:	Shinichiro Munechika
	Title:	Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
BNP PARIBAS
By:	/s/ SANDY F. BERTRAM Sandy F. Bertram Vice President
By:	/s/ RAFAEL C. LUMANIAN Rafael C. Lumanian Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
NAME OF LENDER: CoBank, ACB
By:	/s/ S. RICHARD DILL
	Name:	S. Richard Dill
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
DANSKE BANK A/S
NAME OF LENDER:	/s/ ANGELO BALESTRIERI
	by	Name:	Angelo Balestrieri
		Title:	Vice President
/s/ JOHN O'NEILL
	by	Name:	John O'Neill
		Title:	Assistant General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
NAME OF LENDER:	Deutsche Bank AG New York Branch
/s/ FREDERICK W. LAIRD
	by	Name:	Frederick W. Laird
		Title:	Managing Director
/s/ BELINDA WHEELER
	by	Name:	Belinda Wheeler
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
FLEET NATIONAL BANK
NAME OF LENDER:	/s/ ROBERT J. BERKLEY
	By	Name:	ROBERT J. BERKLEY
		Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
NAME OF LENDER:	/s/ DANIEL TWENGE
	By	Name:	Daniel Twenge
		Title:	Vice President Morgan Stanley Bank

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
COOPERATIEVE CENTRALE RAIFFESISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH
/s/ STEPHEN R. STAPLES
by	Name:	STEPHEN R. STAPLES
	Title:	EXECUTIVE DIRECTOR
/s/ REBECCA O. MORROW
by	Name:	Rebecca O. Morrow
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
NAME OF LENDER:
/s/ SAMUEL M. JANNETTA, JR.
by	Name:	SAMUEL M. JANNETTA, JR.
	Title:	VICE PRESIDENT SUNTRUST BANK

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF NOVEMBER 29, 2004, TO THE ADOLPH COORS COMPANY CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 2002
NAME OF LENDER:	WACHOVIA BANK NATIONAL ASSOCIATION
/s/ MARTHA WINTERS
	by	Name:	Martha Winters
		Title:	Director

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  Exhibit 99.1